HIGHLAND RESOLUTE FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

July 31, 2022 (Unaudited)

Description	Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (118.97%)
Parametric Volatility Risk Premium - Defensive Fund	4,513,762	$61,071,203
PIMCO Income Fund, Institutional Class	2,843,923	30,998,758
PIMCO Short-Term Fund, Institutional Class	4,249,136	40,579,253
Vanguard Institutional Index Fund, Institutional Class	319,919	112,022,667
		244,671,881

TOTAL OPEN-END MUTUAL FUNDS
(Cost 237,386,803)		244,671,881

Description	Shares	Value (Note 2)
Open-End Mutual Funds (34.06%)
MONEY MARKET FUNDS (34.06%)
First American Government Obligations Fund, 7-day yield, 1.581%	70,036,586	70,036,586

TOTAL OPEN-END MUTUAL FUNDS
(Cost $70,036,586)		70,036,586

TOTAL INVESTMENTS (153.03%)
(Cost $307,423,389)		$314,708,467

SEGREGATED CASH WITH BROKERS (43.56%)(a)		89,580,005

LIABILITIES IN EXCESS OF OTHER ASSETS (-96.59%)		(198,638,895)
NET ASSETS (100.00%)		$205,649,577

(a)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Castle Ridge Long/Short Alpha Segregated Portfolio(a)	$12,489,163	$12,489,163	70 bps + FEDEF-1D	33	02/08/2023	$0
Morgan Stanley	Dalton Melchior Segregated Portfolio(b)	22,280,708	22,280,716	95 bps	N/A	03/20/2023	8
Morgan Stanley	Typhon Argos Segregated Portfolio(c)	25,531,176	25,531,166	85 bps	N/A	09/08/2025	(10)
Morgan Stanley	WABR Cayman Company Limited(d)	27,714,394	27,714,398	5 bps	N/A	06/30/2022	4
		$88,015,441	$88,015,443				$2

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	Castle Ridge Long/Short Alpha Segregated Portfolio employs a quantitative equity market neutral strategy with an AI-framework. Unlike other AI strategies, Castle Ridge employs a deep-learning system that uses an geno-synthetic algorithm for iterative fractal clustering.
(b)	Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(c)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.
(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

Common Abbreviations:

EONIA - Euro Overnight Index Average

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

SARON - Swiss Average Rate Overnight

S&P - Standard & Poor's.

SONIA - Sterling Overnight Interbank Average Rate.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

EUR - Euro

See notes to Consolidated Quarterly Schedule of Investments.

WABR CAYMAN COMPANY LIMITED

Description	Contracts/ Shares	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMON STOCKS
ACADIA REALTY REIT ORD (NYS)	3,616	61,950	0.22%
AMERICOLD REALTY ORD (NYS)	1,910	62,546	0.23%
ARDAGH METAL PACKAGING ORD (NYS)	12,743	86,146	0.31%
AT&T ORD (NYS)	3,369	63,273	0.23%
BOSTON PROPERTIES REIT ORD (NYS)	891	81,243	0.29%
CIENA ORD (NYS)	1,774	91,549	0.33%
COLGATE PALMOLIVE ORD (NYS)	787	61,989	0.22%
COMMSCOPE HOLDING ORD (NMS)	19,680	177,710	0.64%
DEVON ENERGY ORD (NYS)	989	62,187	0.22%
ERICSSON SPON ADR REP 1 CL B ORD (NMS)	12,702	95,773	0.35%
ESSENTIAL PROPERTIES REALTY TRUS ORD (NYS)	2,911	70,225	0.25%
HIGHWOODS PROPERTIES REIT ORD (NYS)	4,022	143,064	0.52%
MANDIANT ORD (NMS)	2,563	58,378	0.21%
MARVELL TECHNOLOGY ORD (NMS)	1,212	67,459	0.24%
META PLATFORMS CL A ORD (NMS)	486	77,381	0.28%
MICROSOFT ORD (NMS)	218	61,237	0.22%
NATIONAL STORAGE AFFILIATES ORD (NYS)	1,958	107,359	0.39%
ORACLE ORD (NYS)	1,423	110,762	0.40%
PALO ALTO NETWORKS ORD (NMS)	164	81,869	0.30%
QUALCOMM ORD (NMS)	1,128	163,598	0.59%
ROCHE HOLDING PAR (SWX)	306	79,861	0.29%
ROCHE HOLDING PAR (SWX)	306	79,861	0.29%
SABRA HEALTH CARE REIT ORD (NMS)	5,184	79,774	0.29%
SAILPOINT TECHNOLOGIES HOLDINGS ORD (NYS)	1,114	71,060	0.26%
SCHLUMBERGER ORD (NYS)	2,102	77,838	0.28%
T MOBILE US ORD (NMS)	479	68,474	0.25%
VENTAS REIT ORD (NYS)	1,559	83,846	0.30%
COMMON STOCKS Total		2,326,412	8.39%

EQUITY SWAPS
ISHARES IBOXX HIGH YIELD BOND ETF (HYG.P)		5,832,016	21.04%	Morgan Stanley & Co. LLC
ISHARES IBOXX INVESTMENT GRADE ETF (ASE) C		5,708,525	20.60%	Morgan Stanley & Co. LLC
EQUITY SWAPS Total		11,540,540	41.64%

INDEX FUTURE CONTRACTS
E-MINI RUSSELL 2000 INDEX Sep-22	26	215,746	0.78%	Morgan Stanley & Co. LLC
E-MINI S&P 500 STOCK INDEX Sep-22	23	419,126	1.51%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total		634,872	2.29%
TOTAL LONG		14,501,824	52.33%

SECURITIES SOLD SHORT
COMMON STOCKS
3M ORD (NYS)	(478)	(68,416)	-0.25%
CITIGROUP ORD (NYS)	(1,138)	(59,076)	-0.21%
COCA-COLA ORD (NYS)	(1,153)	(73,970)	-0.27%
CORPORATE OFFICE PROP REIT ORD (NYS)	(4,911)	(138,238)	-0.50%
EXTRA SPACE STORAGE REIT ORD (NYS)	(449)	(85,089)	-0.31%
HP ORD (NYS)	(3,322)	(110,923)	-0.40%
INVSC QQQ TRUST SRS 1 ETF (NMS)	(352)	(111,118)	-0.40%
ISHARES EXPANDED TECH STW SCTR ETF (BAT)	(635)	(187,652)	-0.68%
ISHARES RUSSELL 2000 ETF (PCQ)	(1,314)	(245,955)	-0.89%
ISHARES US TECHNOLOGY ETF (PSE)	(862)	(76,865)	-0.28%
PHYSICIANS REALTY REIT ORD (NYS)	(4,786)	(85,050)	-0.31%
SELECT SECTOR HEALTH CARE SPDR ETF (PSE)	(617)	(81,657)	-0.29%
SPDR FUND CONSUMER STAPLES ETF (PSE)	(1,093)	(81,410)	-0.29%
SPDR S&P 500 ETF (PSE)	(413)	(170,285)	-0.61%
SPDR S&P OIL & GAS EXPL & PROD ETF (PSE)	(798)	(109,407)	-0.39%
VANECK SEMICONDUCTOR ETF (NMS)	(409)	(96,902)	-0.35%
VANGUARD REAL ESTATE ETF (PSE)	(743)	(73,491)	-0.27%
VORNADO REALTY REIT ORD (NYS)	(2,012)	(61,130)	-0.22%
W P CAREY REIT ORD (NYS)	(985)	(87,978)	-0.32%
COMMON STOCKS Total		(2,004,612)	-7.23%

TOTAL SHORT		-2,004,612	-7.23%

REMAINING SECURITIES AND CASH		15,217,186	54.91%
Grand Total		27,714,398

DALTON MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
EQUITY SWAPS
AALBERTS NV		$397,718	$352,531	1.58%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	$(45,188)
AIXTRON SE		883,076	961,922	4.32%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-6 bps	03/27/23	78,845
ASML HOLDING NV (EOE)		788,875	948,095	4.26%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	159,220
ASR NEDERLAND NV		535,508	606,538	2.72%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	71,030
CAPGEMINI SE		412,888	402,759	1.81%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(10,129)
CIE FINANCIERE RICHEMO-A REG(SWX)		528,493	639,023	2.87%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-21 bps	03/28/23	110,531
CORTICEIRA AMORIM SA(LIS)		743,418	740,715	3.32%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(2,702)
CRH PLC(ISE)		472,702	457,141	2.05%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(15,561)
DIAGEO PLC(LSE)		640,320	682,013	3.06%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	41,694
ERSTE GROUP BANK AG(VIE)		602,943	488,692	2.19%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(114,251)
FERGUSON PLC		648,506	609,631	2.74%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	(38,875)
FINECOBANK SPA(MIL)		917,250	967,526	4.34%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	50,276
FLUIDRA SA(MAD)		790,227	581,877	2.61%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(208,351)
GAMES WORKSHOP GROUP PLC(LSE)		669,598	573,320	2.57%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	(96,278)
GRAFTON GROUP PLC-UTS -CDI(LSE)		617,543	431,913	1.94%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	(185,629)
HOWDEN JOINERY GROUP PLC		780,742	663,548	2.98%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	(117,194)
INFICON HOLDING AG-REG		481,644	375,185	1.68%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-21 bps	03/28/23	(106,459)
INMOBILIARIA COLONIAL SOCIMI		565,314	460,166	2.07%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(105,148)
INTERPUMP GROUP SPA(MIL)		411,248	422,882	1.90%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	11,634
JD SPORTS FASHION PLC		475,667	378,712	1.70%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	(96,955)
JET2 PLC		611,422	690,720	3.10%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	79,299
LABORATORIOS FARMACEUTICOS R		838,430	704,463	3.16%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(133,966)
LONZA GROUP AG-REG		470,060	506,660	2.27%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-21 bps	03/28/23	36,600
MERCK KGAA		472,627	508,283	2.28%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/27/23	35,656
MONCLER SPA(MIL)		461,765	444,960	2.00%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(16,805)
MUSTI GROUP OY		701,901	545,301	2.45%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(156,601)
NESTLE SA-REG(VTX)		644,309	667,242	2.99%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-21 bps	03/28/23	22,933
RENISHAW PLC(LSE)		373,315	360,422	1.62%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	(12,892)
RIGHTMOVE PLC		452,596	526,163	2.36%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	73,567
ROBERTET SA		833,318	842,523	3.78%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	9,205
SANOMA OYJ(HEL)		416,473	403,561	1.81%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/28/23	(12,913)
SCOUT24 SE		1,414,660	1,430,310	6.42%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/27/23	15,649
STABILUS SE		329,414	323,884	1.45%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-54 bps	03/27/23	(5,531)
VIVENDI SE(PAR)		1,378,637	1,265,682	5.68%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-6 bps	03/28/23	(112,955)
VOLUTION GROUP PLC(LSE)		537,350	557,520	2.50%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	119 bps	03/28/23	20,170
EQUITY SWAPS Total		22,299,956	21,521,885	96.59%

TOTAL LONG		22,299,956	21,521,885	96.59%
SECURITIES SOLD SHORT
EQUITY SWAPS
ALSTOM		(716,039)	(655,562)	-2.94%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-1 bps	03/28/23	60,478
DE'LONGHI SPA		(946,561)	(809,158)	-3.63%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-1 bps	03/28/23	137,403
DJS MID 200 PR		(3,099,430)	(2,707,318)	-12.15%	Morgan Stanley & Co. LLC	1D EONIA -43 bps	-1 bps	07/31/23	392,112
ELECTROLUX AB-B(STO)		(1,011,480)	(925,253)	-4.15%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	71 bps	09/11/23	86,227
GERRESHEIMER AG		(581,707)	(501,772)	-2.25%	Morgan Stanley & Co. LLC	1D EONIA -62.77664 bps	-1 bps	03/27/23	79,936
LEARNING TECHNOLOGIES GROUP		(336,336)	(352,356)	-1.58%	Morgan Stanley & Co. LLC	1D SONIA -35 bps	119 bps	03/28/23	(16,021)
LOGITECH INTERNATIONAL-REG		(876,541)	(801,230)	-3.60%	Morgan Stanley & Co. LLC	1D SARON -40 bps	-21 bps	03/28/23	75,311
MAIRE TECNIMONT SPA		(815,636)	(775,083)	-3.48%	Morgan Stanley & Co. LLC	1D EONIA -275 bps	-1 bps	03/28/23	40,553
MELEXIS NV		(748,012)	(796,512)	-3.57%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-1 bps	03/28/23	(48,499)
MIPS AB		(1,095,188)	(1,024,001)	-4.60%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	71 bps	09/11/23	71,186
NORDEX SE		(823,846)	(846,579)	-3.80%	Morgan Stanley & Co. LLC	1D EONIA -104.54318 bps	-1 bps	03/27/23	(22,733)
STADLER RAIL AG		(683,842)	(583,536)	-2.62%	Morgan Stanley & Co. LLC	1D SARON -600 bps	-21 bps	03/28/23	100,306
STOXX-DJ SMALL 200 PRICE		(3,200,967)	(2,710,794)	-12.17%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-1 bps	07/31/23	490,173
THULE GROUP AB/THE(STO)		(365,925)	(388,214)	-1.74%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	71 bps	09/11/23	(22,289)
EQUITY SWAPS Total		(15,301,511)	(13,877,367)	-62.28%

INDEX FUTURE CONTRACTS
EURO STOXX 50 SEP22	(92)		(199,098)	-0.89%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			(199,098)	-0.89%

TOTAL SHORT		(15,301,511)	(14,076,465)	-63.18%

REMAINING SECURITIES AND CASH			14,835,296	66.59%
Grand Total			22,280,716

TYPHON ARGOS SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMODITY FUTURE CONTRACTS
LIVE CATTLE	63	23,773	10/7/2022	1,877	0.01%	Morgan Stanley & Co. LLC
LIVE CATTLE	63	18,142	10/7/2022	1,877	0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	13	9,383	8/12/2022	2,127	0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	13	8,132	8/12/2022	2,127	0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	13	8,757	8/12/2022	2,127	0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	13	8,257	8/12/2022	2,127	0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	25	2,002	8/12/2022	4,254	0.02%	Morgan Stanley & Co. LLC
LIVE CATTLE	63	3,128	10/7/2022	1,877	0.01%	Morgan Stanley & Co. LLC
HI GR. COPPER	14	1,169,872	12/28/2022	90,445	0.35%	Morgan Stanley & Co. LLC
HI GR. COPPER	14	1,129,051	12/28/2022	131,258	0.51%	Morgan Stanley & Co. LLC
HI GR. COPPER	14	1,138,368	9/28/2022	119,479	0.47%	Morgan Stanley & Co. LLC
LEAN HOGS	19	839,460	8/12/2022	66,379	0.26%	Morgan Stanley & Co. LLC
LEAN HOGS	12	526,032	8/12/2022	40,061	0.16%	Morgan Stanley & Co. LLC
LEAN HOGS	12	534,888	8/12/2022	31,204	0.12%	Morgan Stanley & Co. LLC
LEAN HOGS	14	660,842	8/12/2022	18,655	0.07%	Morgan Stanley & Co. LLC
HI GR. COPPER	14	1,187,824	9/28/2022	70,033	0.27%	Morgan Stanley & Co. LLC
LEAN HOGS	7	269,526	10/14/2022	4,258	0.02%	Morgan Stanley & Co. LLC
LEAN HOGS	19	720,393	10/14/2022	9,572	0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	31	2,580,868	11/20/2023	34,769	0.14%	Morgan Stanley & Co. LLC
LEAN HOGS	12	453,716	10/14/2022	2,463	0.01%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		11,292,413		636,969	2.49%

OPTIONS
CRUDE OIL	63	376,136	8/17/2022	606,253	2.37%	Morgan Stanley & Co. LLC
CRUDE OIL	31	138,883	8/17/2022	132,637	0.52%	Morgan Stanley & Co. LLC
CRUDE OIL	31	135,883	8/17/2022	83,837	0.33%	Morgan Stanley & Co. LLC
OPTIONS TOTAL		650,902		822,727	3.22%

TOTAL LONG		11,943,315		1,459,696	5.72%

SECURITIES SOLD SHORT
COMMODITIES FUTURES CONTRACTS
HI GR. COPPER	(13)	(1,410,631)	10/27/2022	221,861	0.87%	Morgan Stanley & Co. LLC
HI GR. COPPER	(13)	(1,428,516)	10/27/2022	239,739	0.94%	Morgan Stanley & Co. LLC
HI GR. COPPER	(2)	(135,291)	10/27/2022	(4,145)	-0.02%	Morgan Stanley & Co. LLC
HI GR. COPPER	(14)	(1,141,360)	3/29/2023	(121,415)	-0.48%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(3,088,994)	8/22/2022	4,161	0.02%	Morgan Stanley & Co. LLC
CRUDE OIL	(7)	(664,944)	8/22/2022	(29,335)	-0.11%	Morgan Stanley & Co. LLC
CRUDE OIL	(24)	(2,362,172)	8/22/2022	(28,381)	-0.11%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(2,889,445)	11/21/2022	34,769	0.14%	Morgan Stanley & Co. LLC
HI GR. COPPER	(14)	(1,258,516)	10/27/2022	70,116	0.27%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		(14,379,868)		387,370	1.52%

OPTIONS
CRUDE OIL	(31)	(95,717)	11/16/2022	(42,857)	-0.17%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(68,190)	11/16/2022	(42,857)	-0.17%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(49,735)	11/16/2022	(42,857)	-0.17%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(65,688)	8/17/2022	(50,052)	-0.20%	Morgan Stanley & Co. LLC
OPTIONS TOTAL		(279,330)		(178,623)	-0.70%

TOTAL SHORT		(14,659,199)		208,747	0.82%

REMAINING SECURITIES AND CASH				(24,280,215)	-95.10%
Grand Total				25,531,166

CASTLE RIDGE LONG/SHORT ALPHA SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
AmerisourceBergen Corp	552	80,512	0.64%
Apa Corp (us)	7,843	291,537	2.33%
Assurant Inc	582	102,223	0.82%
Avis Budget Group Inc	393	71,477	0.57%
C.H. Robinson Worldwide Inc	631	69,879	0.56%
CF Industries Holdings Inc	751	71,669	0.57%
ChemoCentryx Inc	3,310	78,189	0.63%
Chemours Co	1,715	61,030	0.49%
Coterra Energy Inc	3,792	116,011	0.93%
Devon Energy Corp	1,670	104,964	0.84%
Diamondback Energy Inc	1,849	236,709	1.90%
Edison International	840	56,927	0.46%
EOG Resources Inc	751	83,475	0.67%
FMC Corp	1,208	134,188	1.07%
Halliburton Co	3,211	94,079	0.75%
Hess Corp	885	99,506	0.80%
Kirby Corp	2,127	134,959	1.08%
Marathon Oil Corp	9,722	241,110	1.93%
Marathon Petroleum Corp	1,372	125,743	1.01%
Mosaic Co	3,032	159,663	1.28%
Northern Oil and Gas Inc	2,664	76,807	0.61%
Olin Corp	1,735	90,672	0.73%
Ovintiv Inc	2,595	132,556	1.06%
Phillips 66	1,526	135,807	1.09%
Silgan Holdings Inc	1,382	61,489	0.49%
SM Energy Co	1,620	66,888	0.54%
Talos Energy Inc	3,728	70,642	0.57%
Univar Solutions Inc	6,506	175,930	1.41%
Veritiv Corp	1,009	125,136	1.00%
W. R. Berkley Corp	1,118	69,930	0.56%
COMMON STOCKS Total		3,419,707	27.38%

TOTAL LONG		3,419,707	27.38%

SECURITIES SOLD SHORT
COMMON STOCKS
Albemarle Corp	(239)	(58,288)	-0.47%
Applied Materials Inc	(731)	(77,435)	-0.62%
Arista Networks Inc	(552)	(64,347)	-0.52%
Block Inc	(989)	(75,232)	-0.60%
Crocs Inc	(984)	(70,504)	-0.56%
Doordash Inc	(999)	(69,684)	-0.56%
Duke Energy Corp	(562)	(61,743)	-0.49%
Enphase Energy Inc	(253)	(72,037)	-0.58%
Etsy Inc	(751)	(77,846)	-0.62%
Exelon Corp	(1,262)	(58,693)	-0.47%
Intellia Therapeutics Inc	(890)	(57,617)	-0.46%
Moderna Inc	(452)	(74,219)	-0.59%
Northrop Grumman Corp	(169)	(80,932)	-0.65%
Paycom Software Inc	(293)	(96,918)	-0.78%
Paylocity Holding Corp	(338)	(69,602)	-0.56%
Paypal Holdings Inc	(1,740)	(150,532)	-1.21%
Prudential Financial Inc	(651)	(65,106)	-0.52%
ServiceNow Inc	(154)	(68,823)	-0.55%
Skyworks Solutions Inc	(532)	(57,906)	-0.46%
Starbucks Corp	(845)	(71,637)	-0.57%
COMMON STOCKS Total		(1,479,101)	-11.84%

TOTAL SHORT		(1,479,101)	-11.84%

REMAINING SECURITIES AND CASH		10,548,557	84.46%
Grand Total		12,489,163

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

July 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the Schedule of investments. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of July 31, 2022, net assets of the Fund were $205,649,577, of which $17,192,261, or 8.36%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying Consolidated Schedule of Investments were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the Consolidated Schedule of Investments in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Consolidated Schedule of Investments. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the Consolidated Schedule of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

July 31, 2022 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last traded price is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

July 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2022:

Highland Resolute Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Mutual Funds	$244,671,881	$–	$–	$244,671,881
Open-End Mutual Funds
Money Market Funds	70,036,586	–	–	70,036,586
Total	$314,708,467	$–	$–	$314,708,467

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$2	$–	$2
Total	$–	$2	$–	$2

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.
**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts and Futures Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date.

For the three months ended July 31, 2022, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Federal Income Taxes: The Fund complies with the requirements under the Code, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the three months ended July 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Island exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

July 31, 2022 (Unaudited)

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices, or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract. Swap agreements held at January 31, 2022 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Consolidated Schedule of investments.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

July 31, 2022 (Unaudited)

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.